                                                                    EXHIBIT 10.3

                   THE EXECUTIVE SALARY CONTINUATION PLAN II

                                      FOR

                              ALCON UNIVERSAL LTD.

                                      AND

                              AFFILIATED COMPANIES

                           EFFECTIVE JANUARY 1, 2001

                           EFFECTIVE JANUARY 1, 2001

                               TABLE OF CONTENTS

ARTICLE I: Plan Description.................................     I-1
ARTICLE II: Definitions.....................................    II-1
ARTICLE III: ESCP II Benefits...............................   III-1
ARTICLE IV: Vesting.........................................    IV-1
ARTICLE V: Ownership Change Benefits........................     V-1
ARTICLE VI: Limitations and Forfeitures.....................    VI-1
ARTICLE VII: Authority to Administer........................   VII-1
ARTICLE VIII: Miscellaneous.................................  VIII-1

                           EFFECTIVE JANUARY 1, 2001                      TOC- 1

                                   ARTICLE I

                                PLAN DESCRIPTION

     The Executive Salary Continuation Plan II ("ESCP II") is an unfunded retirement plan with certain death and disability benefits. Participation is limited to key employees ("ESCP II Participants") of Alcon Universal Ltd. and its operationally related affiliates who adopt the ESCP II and agree to pay the amounts necessary to fulfill its obligation for administrative expenses and benefits under ESCP II.

                                END OF ARTICLE I

                           EFFECTIVE JANUARY 1, 2001                        I- 1

                                   ARTICLE II

                                  DEFINITIONS

     For purposes of the ESCP II, the following definitions shall apply unless the context requires otherwise:

     2.01 "Alcon Affiliated Company" means any legal entity directly or indirectly owned or controlled by Nestle S.A.

     2.02 "Applicable Penalty Percentage" means the percentage by which an ESCP II Participant's Normal Retirement Benefit will be reduced based upon the ESCP II Participant's age on the date of separation from service as determined pursuant to subparagraph 3.01(b)(ii).

     2.03 "Averaged Annual Base Salary" means one-third ( 1/3) of the ESCP II Participant's aggregate annual base salary in effect the year of such ESCP II Participant's separation from service and for the two (2) years preceding such ESCP II Participant's separation from service.

     2.04 "AUL Compensation Committee" means the officers of Alcon Universal Ltd. who have been delegated authority by the Board of Directors of Alcon Universal Ltd. to administer this ESCP II.

     2.05 "Disability" shall mean a condition arising out of any injury or disease which the disability insurance carrier and/or the employer determines is permanent and prevents an ESCP II Participant from engaging in any occupation with an Alcon Affiliated Company commensurate with the ESCP II Participant's education, training, and experience, excluding:

          (a) any condition incurred as a result of or incidental to a criminal act perpetrated by the ESCP II Participant; and

          (b) any condition resulting from excessive use of drugs or narcotics or from willful, self-inflicted injury;

provided, however, that a condition shall constitute a Disability only if the ESCP II Participant incurs such condition prior to the termination of his/her employment with all Alcon Affiliated Companies.

     2.06 "Early Retirement Age" means age fifty-five (55).

     2.07 "Eligible Employee" means an individual employed by an Alcon Affiliated Company who is determined by the AUL Compensation Committee to be a key employee based upon grade level, job duties, and/or job performance and who is not a participant in the Alcon Pharmaceuticals Ltd. International Umbrella Plan or any other retirement plan sponsored by an Alcon Affiliated Company determined by AUL Compensation Committee to be similar to or the equivalent of the ESCP II.

     2.08 "ESCP II Benefit(s)" means the Normal Retirement Benefit or Reduced Normal Retirement due an ESCP II Participant, Surviving Spouse, as a result of termination of employment of an ESCP II Participant with a Vested Percentage, an ESCP II Participant's Disability while employed by an Alcon Affiliated Company or an ESCP II Participant's death.

     2.09 "ESCP II Participant" means an Eligible Employee who has been designated as an ESCP II Participant in ESCP II by the AUL Compensation Committee in its sole and absolute discretion.

     2.10 "Normal Retirement Age" means age sixty-two (62).

     2.11 "Normal Retirement Benefit" means an amount equal to the Vested Percentage times the ESCP II Participant's Averaged Annual Base Salary.

     2.12 "Reduced Normal Retirement Benefit" means the Normal Retirement Benefit reduced by the Applicable Penalty Percentage as determined pursuant to subparagraph 3.01(b) with the resulting amount multiplied times the Vested Percentage.

     2.13 "Surviving Spouse" shall mean:

          (a) in the case of an ESCP II Participant who dies while employed by an Alcon Affiliated Company and prior to commencement of an ESCP II Benefit, an individual who was the spouse of such ESCP II Participant at the time of his/her death;

          (b) in the case of an ESCP II Participant who is no longer employed by an Alcon Affiliated Company but has a vested ESCP II Benefit that has not yet commenced, an individual who was the

                           EFFECTIVE JANUARY 1, 2001                       II- 1
     spouse of such ESCP II Participant both at the time of such ESCP II Participant's termination of employment with the Alcon Affiliated Company and at the time of death; or

          (c) in the case of an ESCP II Participant whose ESCP II Benefit has commenced or who is receiving Disability benefits, an individual who was the spouse of the ESCP II Participant both at the time such ESCP II Participant's ESCP II Benefit or Disability benefit commenced, and at the time of the ESCP II Participant's death.

     2.14 "Vested Percentage" means the percentage of an ESCP II Participant's Averaged Annual Base Salary that is vested pursuant to Article IV. The Vested Percentage shall never exceed sixty percent (60%).

     2.15 "Year of Service" means the following:

          (a) the calendar year of entry into ESCP II,

          (b) each calendar year of participation in ESCP II subsequent to such calendar year of entry, including any periods of Disability,

          (c) the calendar year of termination, retirement, or death (collectively, the "events") if the first of the events occurs on or after July 1 of such calendar year; if the first of the events occurs on or before June 30 of such calendar year, then the year shall not constitute a "Year of Service," and

          (d) one (1) year for every five (5) Years of Service with any Alcon Affiliated Company and/or any entity (incorporated or unincorporated) acquired by an Alcon Affiliated Company. Years of Service shall be counted from the first day of employment to the day before the first date of participation in ESCP II or any predecessor plan. Notwithstanding the foregoing, ESCP II Participants who have at least five (5) full years of employment with an Alcon Affiliated Company before the first date of participation in ESCP II or any predecessor plan, shall have years of service counted from the first day of such employment through the first year of participation in ESCP II.

                               END OF ARTICLE II

                           EFFECTIVE JANUARY 1, 2001                       II- 2

                                  ARTICLE III

                                ESCP II BENEFITS

     3.01 Benefits.

          (a) Normal Retirement Benefit. ESCP II provides a Normal Retirement Benefit to each ESCP II Participant who separates from service or dies at or after attaining Normal Retirement Age provided such ESCP II Participant has a Vested Percentage. The Normal Retirement Benefit Amount is determined by multiplying the ESCP II Participant's Averaged Annual Base Salary times the ESCP II Participant's Vested Percentage.

          (b) Reduced Normal Retirement Benefit. ESCP II provides a Reduced Normal Retirement Benefit to each ESCP II Participant who separates from service or dies with a Vested Percentage prior to having attained Normal Retirement Age. The Reduced Normal Retirement Benefit is not payable to an ESCP II Participant prior to the date of attaining Early Retirement Age. However, a Surviving Spouse's ESCP II Benefit shall begin as soon as administratively practicable after the ESCP II Participant's death.

             (i) Calculation of Reduced Normal Retirement Benefit. The Reduced Normal Retirement Benefit is calculated by reducing the ESCP II Participant's Averaged Annual Base Salary by the Applicable Penalty Percentage set forth below in subparagraph 3.01(b)(ii), then multiplying such reduced Averaged Annual Base Salary by the ESCP II Participant's Vested Percentage.

             (ii) Applicable Penalty Percentage. The Applicable Penalty Percentage is as follows:

                                       AGE AT
                                     SEPARATION                           APPLICABLE
                                    FROM SERVICE                           PENALTY
            ------------------------------------------------------------  ----------
                61......................................................      4%
                60......................................................      8%
                59......................................................     12%
                58......................................................     16%
                57......................................................     20%
                56......................................................     25%
             55 or less.................................................     30%

          (c) Death Benefits. The Surviving Spouse of an ESCP II Participant with a vested ESCP II Benefit shall receive a semi-monthly benefit equal to fifty percent (50%) of the ESCP II Participant's semi-monthly ESCP II Benefit payment until the Surviving Spouse's death. Vesting for a deceased ESCP II Participant shall be determined pursuant to paragraph 4.02. The amount of the deceased ESCP II Participant's benefit shall be determined pursuant to Article III.

          (d) Disability Benefits

             (i) ESCP II Participant Approved for Long Term Disability. If an ESCP II Participant suffers a Disability and is approved for Long-Term Disability ("LTD") coverage by the LTD insurance carrier of any Alcon Affiliated Company (or LTD is approved by another LTD carrier which is concurred in by the AUL Compensation Committee), ESCP II Benefits shall begin when (aa) the ESCP II Participant attains Normal Retirement Age, or (bb) LTD benefits cease. An ESCP II Participant still receiving LTD benefits at Normal Retirement Age must choose between continuing LTD benefits or beginning ESCP II Benefits. ESCP II Benefits paid before Normal Retirement Age shall be subject to the Applicable Penalty Percentage described in subparagraph 3.01(b)(ii).

             (ii) ESCP II Participant No Longer Disabled. Notwithstanding the foregoing provisions of this paragraph, if the ESCP II Participant, subsequent to approval for LTD coverage, is medically certified as no longer disabled and chooses not to resume employment with an Alcon Affiliated Company, the provisions of paragraphs 2.15 and 4.02 in their entirety shall cease to apply to the ESCP II Participant.

                           EFFECTIVE JANUARY 1, 2001
                         PAGE REVISED SEPTEMBER 1, 2001                   III- 1

     3.02 Cost of Living Adjustment. All ESCP II Benefit payments shall be increased by a Cost of Living Adjustment as follows:

          (a) Each January 1, the ESCP II Benefit shall be increased by an annual percentage adjustment equal to the greater of (i) one and one-half percent (1.5%) or (ii) any cost-of-living adjustment taking effect on or immediately prior to such January 1 under Section 215(i) of the United States Social Security Act (relating to a cost-of-living increase) for benefits under Title II of such Act (relating to Federal old-age, survivors, and disability insurance benefits). The percentage adjustment shall be compounded annually. Any applicable percentage adjustment shall commence not earlier than the January payment immediately following the commencement of ESCP II Benefits.

          (b) Notwithstanding the provisions of the foregoing subparagraph 3.02(a), in the event that other than an annual percentage becomes applicable for purposes of Section 215(i) of the Social Security Act or the cost-of-living adjustment becomes effective on a date other than January 1, the annual percentage adjustment for ESCP II Benefit payment purposes shall be redetermined and applied as of the date the adjustment becomes effective for benefits under Title II of the Social Security Act. If more than one rate is applicable for a calendar year, the rates should be combined or averaged, as the case may be, so that compounding occurs not more than annually. However, the annual percentage adjustment may never be less than one and one-half percent (1.5%).

     3.03 Payment of Benefit. ESCP II Benefits shall be paid to the ESCP II Participant each year in equal semi-monthly installments until and including the month in which such ESCP II Participant shall die. Such installments shall commence not later than the first day of the second month after such ESCP II Participant's employment by any and all Alcon Affiliated Companies has terminated. Notwithstanding the foregoing, if the ESCP II Participant terminates employment prior to attaining Early Retirement Age, ESCP II Benefit payments shall commence the first day of the second month following ESCP II Participant's attainment of Early Retirement Age. Payments to the Surviving Spouse shall begin as soon as administratively practicable. The first payment to the Surviving Spouse shall include all previous amounts due beginning as of the first day of the month immediately following ESCP II Participant's death.

                               END OF ARTICLE III

                           EFFECTIVE JANUARY 1, 2001
                         PAGE REVISED SEPTEMBER 1, 2001                   III- 2

                                   ARTICLE IV

                                    VESTING

     4.01 Vested Percentage. An ESCP II Participant is entitled to a vested (nonforfeitable) percentage of Averaged Annual Base Salary pursuant to the following schedule:

                          YEARS OF                             VESTED
                          SERVICE                            PERCENTAGE
------------------------------------------------------------ ----------
Less than 10................................................      0%
     10.....................................................     30%
     11.....................................................     33%
     12.....................................................     36%
     13.....................................................     39%
     14.....................................................     42%
     15.....................................................     45%
     16.....................................................     48%
     17.....................................................     51%
     18.....................................................     54%
     19.....................................................     57%
     20.....................................................     60%

     The Vested Percentage shall never exceed sixty percent (60%).

     4.02 Years of Service and Minimum Vested Percentage Due to ESCP II Participant's Death or Disability. For purposes of determining the Vested Percentage of ESCP II Participants who die or become disabled while employed by an Alcon Affiliated Company, such ESCP II Participant shall retain his/her accrued Years of Service in ESCP II, but shall be deemed to have not less than ten (10) Years of Service.

                               END OF ARTICLE IV

                           EFFECTIVE JANUARY 1, 2001                       IV- 1

                                   ARTICLE V

                           OWNERSHIP CHANGE BENEFITS

     5.01 Vesting on Change of Ownership.

          (a) Vested Percentage. An ESCP II Participant who is employed by an Alcon Affiliated Company on the date that Nestle S.A. ceases to hold direct or indirect Majority Ownership of the Alcon Affiliated Company by which such ESCP II Participant is employed shall retain his/her accrued Years of Service in ESCP II for the purposes of this paragraph 5.01, but shall be deemed to have a minimum Vested Percentage of thirty percent (30%).

          (b) "Majority Ownership" as used in this paragraph 5.01 means more than fifty percent (50%) direct or indirect ownership (i) of the outstanding shares of each class of stock of any Alcon Affiliated Company and/or (ii) of the assets of any Alcon Affiliated Company by Nestle S.A.

          (c) Benefit. Should Nestle S.A. cease to hold Majority Ownership of the an Alcon Affiliated Company by which an ESCP II Participant is employed, such ESCP II Participant shall be paid an annual benefit equal to the Vested Percentage as determined under subparagraphs 5.01(a) or (b) of such ESCP II Participant's Averaged Annual Base Salary, for the ESCP II Participant's lifetime, and a fifty percent (50%) ESCP II Benefit shall be paid to the affected ESCP II Participant's Surviving Spouse upon the ESCP II Participant's death. Further, the benefit (i) shall be increased in the manner described in paragraph 3.02 above, (ii) shall not be subject to the Applicable Percentage Penalty reduction described in subparagraph 3.01(b) above, and (iii) shall commence to be paid not later than the first day of the second month following the cessation of Majority Ownership. The provisions of this Article V supercede all other provisions of the ESCP II regarding benefit calculation and payment; however, this Article V does not affect ESCP II Benefits of ESCP II Participants or Surviving Spouses being paid or pending ESCP II Benefits of ESCP II Participants who separated from service prior to Early Retirement Age at the time Nestle S.A. ceases to hold Majority Ownership of the Alcon Affiliated Company.

                                END OF ARTICLE V

                           EFFECTIVE JANUARY 1, 2001                        V- 1

                                   ARTICLE VI

                          LIMITATIONS AND FORFEITURES

     6.01 Limitations and Forfeiture of Right to Benefits.

          (a) If a non-vested ESCP II Participant's employment is terminated voluntarily or involuntarily, such ESCP II Participant forfeits all rights to the benefits provided by ESCP II.

          (b) If an ESCP II Participant has chosen to participate in the Alcon Pharmaceuticals Ltd. International Umbrella Plan or any other retirement plan sponsored by an Alcon Affiliated Company determined by the AUL Compensation Committee to be similar to or the equivalent of ESCP II, such ESCP II Participant forfeits all rights to the benefits provided by ESCP II.

          (c) If a vested ESCP II Participant's employment is terminated voluntarily or involuntarily by retirement or otherwise, such ESCP II Participant must agree not to compete in the same or substantially similar businesses as those in which Alcon and its Alcon Affiliated Companies are engaged at the time of termination of employment for a period of five (5) years or the ESCP II Participant will forfeit all ESCP II Benefits. The determination of whether a terminated ESCP II Participant's post-termination activities are competitive within the meaning of this
     Article VI shall be made by the AUL Compensation Committee.

          (d) If an ESCP II Participant who has a Vested Percentage is terminated voluntarily or involuntarily from employment with any Alcon Affiliated Company for reason of activity or conduct which results in felony conviction under the law of any jurisdiction, such ESCP II Participant shall forfeit all right to benefits under the ESCP II at the discretion of the AUL Compensation Committee.

                               END OF ARTICLE VI

                           EFFECTIVE JANUARY 1, 2001                       VI- 1

                                  ARTICLE VII
                            AUTHORITY TO ADMINISTER

     7.01 The Board of Directors of Alcon Universal Ltd. shall have the right, at any time, to amend or terminate the ESCP II, except that it may not terminate a vested benefit hereunder except as provided in Article VI.

     7.02 Neither the AUL Compensation Committee nor any members of the Board of Directors of any Alcon Affiliated Company shall be liable to any person for any action taken or omitted in connection with the administration or interpretation of the ESCP II.

     7.03 Subject to the limitations herein set forth, the AUL Compensation Committee shall establish from time to time the rules or regulations for the administration of the ESCP II and the transaction of its business, provided that no such rule or regulation shall be contrary to the specific provisions of the ESCP II. The AUL Compensation Committee has full discretion to interpret the ESCP II to determine whether a claimant is eligible for benefits; to decide the amount, form, and timing of benefits; and to resolve any other matter under the ESCP II which is raised by a claimant or identified by the AUL Compensation Committee. All questions arising from or in connection with the provisions of the ESCP II and its administration shall be determined by the AUL Compensation Committee, and any determination so made shall be conclusive and binding upon all persons affected thereby.

          (a) Claims under the ESCP II by an ESCP II Participant or anyone claiming through an ESCP II Participant shall be presented to the AUL Compensation Committee, which shall either arrange for payment of the claim or otherwise dispose of it. Adequate notice shall be provided in writing to any person whose claim has been denied, setting forth the specific reasons for such denial.

          (b) Any person whose claim for benefits has been denied may, within sixty (60) days after receipt of notice of denial, submit a written request for review of the decision denying the claim. In such case, the AUL Compensation Committee shall make a full and fair review of such decision within sixty (60) days after receipt of a request for review and notify the claimant in writing of the review decision, specifying the reasons for such decision.

     7.04 Communications to the AUL Compensation Committee shall be addressed to the Chairman of the AUL Compensation Committee, Bosch 69, P.O. Box 62, CH-6331, Hunenberg, Switzerland. The Secretary of the AUL Compensation Committee is hereby designated as agent for service of legal process with respect to any claims arising under the ESCP II.

                               END OF ARTICLE VII

                           EFFECTIVE JANUARY 1, 2001                      VII- 1

                                  ARTICLE VIII
                                 MISCELLANEOUS

     8.01 The ESCP II Participant's ESCP II Benefit granted hereunder or any interest therein are not transferable or assignable and shall not be subject to alienation, encumbrance, garnishment, attachment, execution, or levy of any kind, voluntary or involuntary, except when, where, and if compelled by any applicable law.

     8.02 As used in this ESCP II, reference to any gender shall include the masculine and feminine genders, and the number of all words shall include the singular or plural, as appropriate.

     8.03 The amount payable to an ESCP II Participant hereunder at any time is an unsecured and unfunded obligation of Alcon and/or any Alcon Affiliated Company.

     8.04 The obligations of Alcon and/or any Alcon Affiliated Company under the ESCP II shall be binding upon its successors and assigns.

     8.05 In the event that any provision of the ESCP II is determined by any judicial, quasi-judicial, or administrative body to be invalid or unenforceable for any reason, all other provisions of the ESCP II shall remain in full force and effect as if such provision had never been a part of the ESCP II.

     8.06 Nothing herein shall be construed as an offer or commitment by Alcon and/or any Alcon Affiliated Company to continue any ESCP II Participant's employment for any period of time.

     8.07 Amounts paid to an ESCP II Participant or his/her designated Surviving Spouse under the ESCP II shall be net of any taxes or other amounts required to be withheld by the payor under any applicable law, rule, or regulation.

     8.08 This writing constitutes the final and complete embodiment of the terms of the ESCP II, and all prior or earlier dated documents and communications, oral or written, concerning ESCP II are hereby renounced, revoked, and superseded.

                              END OF ARTICLE VIII

                           EFFECTIVE JANUARY 1, 2001                     VIII- 1

SIGNATURE AND ATTESTATION

     Effective as of the 1st day of January, 2001.

                                          ALCON UNIVERSAL LTD.

                                          By: /s/ MARTIN SCHNEIDER
                                            ------------------------------------

                                          Printed Name: Martin Schneider
                                                  ------------------------------
                                          Title: Area Controller
                                             -----------------------------------
                                          Date: March 27, 2001
                                             -----------------------------------

                                          By: /s/ STEFAN BASLER
                                            ------------------------------------
                                          Printed Name: Stefan Basler
                                                  ------------------------------
                                          Title: Finance Manager
                                             -----------------------------------
                                          Date: March 27, 2001
                                             -----------------------------------
ATTEST:

/s/ O. DUPONT
--------------------------------------
              Secretary

                           EFFECTIVE JANUARY 1, 2001                 APPENDIX- i